Offerings - Offering: 1	Nov. 10, 2025 USD ($) shares $ / shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Ordinary Shares
Amount Registered | shares	68,696,076
Proposed Maximum Offering Price per Unit | $ / shares	10.17
Maximum Aggregate Offering Price	$ 698,639,093
Fee Rate	0.01381%
Amount of Registration Fee	$ 96,482.06
Offering Note	Represents 68,696,076 of the registrant’s ordinary shares being registered for resale by our shareholders identified in this prospectus, or their permitted transferees, in connection with our direct listing on the Nasdaq Global Market.Estimated solely for the purpose of calculating the registration fee.